UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 13, 2011

PROVECTUS PHARMACEUTICALS, INC.
 (Exact name of registrant as specified in charter)

Nevada	0-9410	90-0031917
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7327 Oak Ridge Hwy., Knoxville, Tennessee 37931
(Address of Principal Executive Offices)

(866) 594-5999
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

        Explanatory Note

On January 13, 2011, Provectus Pharmaceuticals, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that the Company and certain investors entered into a securities purchase agreement, pursuant to which the Company agreed to sell in a registered direct public offering an aggregate of 5,454,550 shares of its common stock and warrants to purchase a total of 7,527,279 shares of its common stock pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-167906), which became effective on July 14, 2010.  This amendment is being filed solely to amend the Original Form 8-K to include Exhibits 5.1 and 23.1 hereto.  Except as otherwise noted, the Original Form 8-K is unaltered hereby.

Item 9.01.                      Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
4.1*	Form of Series A Warrant
4.2*	Form of Series B Warrant
4.3*	Form of Series C Warrant
5.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC
10.1*	Securities Purchase Agreement dated as of January 13, 2011, by and between the Company and each of the purchasers identified on the signature pages thereto
23.1	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC (included in Exhibit 5.1)
99.1*	Press Release dated January 13, 2011

*  Previsouly filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 19, 2011

PROVECTUS PHARMACEUTICALS, INC.

By:            /s/ Peter R. Culpepper
Peter R. Culpepper
Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1*	Form of Series A Warrant
4.2*	Form of Series B Warrant
4.3*	Form of Series C Warrant
5.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC
10.1*	Securities Purchase Agreement dated as of January 13, 2011, by and between the Company and each of the purchasers identified on the signature pages thereto
23.1	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC (included in Exhibit 5.1)
99.1*	Press Release dated January 13, 2011

* Previously Filed.